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                                                              EXHIBIT 10.5
                       CYPRESS SEMICONDUCTOR CORPORATION
                             1994 STOCK OPTION PLAN



 1.   Purposes of the Plan.  The purposes of this Stock Option Plan are:

   . to attract and retain the best available personnel for positions of substantial responsibility;

   . to provide additional incentive to Employees and Consultants and Outside Directors; and

   .  to promote the success of the Company's business.

 2.   Components of the Plan.  The Plan provides for:

   . the discretionary granting of Options to Employees and Consultants, which Options may be either Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant; and

   . the grant of Nonstatutory Stock Options to Outside Directors pursuant to an automatic, non-discretionary formula.

 3.   Definitions.  As used herein, the following definitions shall apply:

   (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 5 of the Plan.

   (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

   (c) "Board" means the Board of Directors of the Company.

   (d) "Code" means the Internal Revenue Code of 1986, as amended.

   (e) "Committee" means a Committee appointed by the Board in accordance with Section 5 of the Plan.

   (f) "Common Stock" means the Common Stock of the Company.

   (g) "Company" means Cypress Semiconductor Corporation, a Delaware corporation.
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   (h) "Consultant" means any person, including an advisor, engaged by the
Company or a Parent or Subsidiary to render services and who is compensated for such services; provided, however, that the term "Consultant" shall not include Outside Directors, unless such Outside Directors are compensated for services to the Company other than through payment of director's fees.

   (i) "Continuous Status as a Director" means that the Director relationship is not interrupted or terminated.

   (j) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company or any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first
(91st) day of any such leave (where reemployment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

   (k) "Director" means a member of the Board.

   (l) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

   (m) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

   (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   (o) "Existing Directors" means members of the Board on October 12, 1988.

   (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

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       (i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sale price for such stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination (or, in the event such date is not a trading day, the trading day immediately prior to the date of such determination), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
       (ii) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean of the closing bid and asked prices for such stock on the date of such determination (or, in the event such date is not a trading day, the trading day immediately prior to the date of such determination), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

      (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

   (q) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

   (r) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.




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   (s) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

   (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

   (u) "Option" means a stock option granted pursuant to the Plan or the Terminated Plans.

   (v) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

   (w) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

   (x) "Optioned Stock" means the Common Stock subject to an Option.

   (y) "Optionee" means an Employee, Consultant or Outside Director who holds an outstanding Option.

   (z) "Outside Director" means a Director who is not an Employee or Consultant.

   (aa) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

   (ab)  "Plan" means this 1994 Stock Option Plan.

   (ac) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

   (ad) "Share" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

   (ae) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

   (af) "Terminated Plans" means the Company's 1985 Incentive Stock Option Plan and 1988 Directors' Stock Option Plan, which are terminated upon adoption of, and superseded by, this Plan (however, outstanding Options under the Terminated Plans shall continue





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in full force in effect, subject to the provisions of such Options and this
Plan).

 4.   Stock Subject to the Plan.   Subject to Section 15 of the Plan, the total
number of Shares reserved and available for issuance under the Plan is 3,455,791 Shares (including 455,791 Shares previously authorized but unissued under the Terminated Plans), plus shares subject to options outstanding under the Terminated Plans at the time of adoption of this plan which are subsequently forfeited in connection with termination of employment or other failure to exercise, increased on the first day of each new fiscal year of the Company from and including the 1995 fiscal year by a number of Shares equal to 4.5% of the number of Shares outstanding as of the last business day preceding each such first day of each new fiscal year. However, the number of Shares available for issuance pursuant to Incentive Stock Options shall not include the foregoing annual increase, which shall be used solely for Nonstatutory Stock Options.

 Subject to Section 15 of the Plan, if any Shares that have been optioned under an Option (whether granted under this Plan or the Terminated Plans) cease to be subject to such Option (other than through exercise of the Option), or if any Option granted hereunder or thereunder is forfeited, or any Option otherwise terminates prior to the issuance of Common Stock to the participant, the Shares that were subject to such Option shall again be available for distribution in connection with future Options under the Plan. Shares that have actually been issued under the Plan upon exercise of an Option shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

 5.   Administration of the Plan.

   (a) Procedure.

           (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to (A) Directors and Officers, and (B) Employees and Consultants who are neither Directors nor Officers.

          (ii) Administration With Respect to Discretionary Option Grants to Individuals Subject to Section 16(b). With respect to discretionary Option grants made to Employees and Consultants who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by
(A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.





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       (iii)  Administration With Respect to Discretionary Option Grants to
Other Persons. With respect to discretionary Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

       (iv) Administration With Respect to Automatic Grants to Outside Directors. Automatic Grants to Outside Directors shall be pursuant to a non-discretionary formula as set forth in Section 11 hereof and therefore shall not be subject to any discretionary administration.

   (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

       (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 3(p) of the Plan;

       (ii) to select the Consultants and Employees to whom Options may be granted hereunder;

       (iii) to determine whether and to what extent Options are granted hereunder;

       (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

       (v)  to approve forms of agreement for use under the Plan;

       (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

       (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;





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       (viii)  to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

       (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

       (x) to modify or amend each Option (subject to Section 16(c) of the Plan);

       (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

       (xii)  to institute an Option Exchange Program;

       (xiii) to determine the terms and restrictions applicable to Options; and

       (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

   (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

 6.   Eligibility.

   (a) Discretionary Stock Options. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.

   (b) Outside Director Stock Options. Outside Directors shall be eligible to receive only Nonstatutory Stock Options pursuant to Section 11 hereof.

 7.   Limitations.

   (a) Each Option shall be designated in the Notice of Grant or Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

    (i) of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which




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    (ii)  become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary)

exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 7(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

   (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship or tenure as a director with the Company, nor shall they interfere in any way with the Optionee's, the Company's, or the Company's stockholders', right to terminate such employment or consulting relationship or tenure as a director with the Company at any time, with or without cause.

   (c) The following limitations shall apply to grants of Options to Employees:

    (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

    (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 14(a).

    (iii) If an Option is canceled (other than in connection with a transaction described in Section 14), the canceled Option will be counted against the limit set forth in Section 7(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

 8. Term of Plan. The Plan shall become effective upon the date, in 1994, of its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

 9. Term of Option. The term of each Option shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant or Option Agreement. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant or Option Agreement.

 10.  Option Exercise Price and Consideration.





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   (a) Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

    (i)  In the case of an Incentive Stock Option

      (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

      (B) granted to any Employee other than an Employee described in paragraph
(A) immediately above, the per Share exercise price shall be no less than one hundred (100%) of the Fair Market Value per Share on the date of grant.

     (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than eighty-five percent (85%) of Fair Market Value per Share on the date of grant.

   (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

   (c) Form of Consideration. Except with respect to automatic stock option grants to Outside Directors, the Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such form of consideration shall be set forth in the Notice of Grant or Option Agreement and may, as determined by the Administrator, consist entirely of:

      (i) cash;

      (ii) check;

      (iii)  promissory note;

      (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;





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    (v)  delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

    (vi) any combination of the foregoing methods of payment; or

    (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

 11.  Automatic Stock Option Grants to Outside Directors.

   (a) Procedure for Grants. All grants of Options to Outside Directors hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

       (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

       (ii) Each Outside Director shall be automatically granted an Option to purchase 40,000 Shares (the "First Option") upon the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy.

       (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 10,000 Shares (a "Subsequent Option") on a date one year after the date of grant of the First Option and on the same date each year thereafter.

       (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that an automatic grant hereunder would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the number of Shares available for issuance under the Plan, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan.

       (v)  The terms of an Option granted hereunder shall be as follows:

           (1) the term of the Option shall be ten (10) years.





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      (2) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in subsection (c) hereof.

      (3) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option.

      (4) the Option shall become exercisable as follows:

           (A) If it is a First Option, it shall become exercisable cumulatively in installments of 10,000 Shares per year beginning on the date one year after such Director's election to the Board of Directors.

           (B) If it is a Subsequent Option, it shall become fully exercisable four years after the date on which it was granted.

   (b)   Consideration for Exercising Outside Director Stock Options.   The
consideration to be paid for the Shares to be issued upon exercise of an automatic Outside Director Option shall consist entirely of cash, check, other Shares of Common Stock which (i) either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly from the Company and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment.

   (c) Post-Directorship Exercisability.

    (i)  Termination of Status as a Director.   If an Outside Director ceases
to serve as a Director, he may, but only within ninety days (90) after the date he ceases to be a Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

    (ii) Disability of Director. Notwithstanding the provisions of Section 11(c)(i) above, in the event a Director is unable to continue his service as a Director with the Company as a result of his Disability, he may, but only within six (6) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.





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    (iii)  Death of Director.  In the event of the death of an Optionee:

          (A) during the term of the Option who is at the time of his death a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status a Director for twelve (12) months after the date of death; or

          (B) within thirty (30) days after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

 12.  Exercise of Option.

   (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as set forth in the Option Agreement.

    An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

    Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.





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   (b) Termination of Employment or Consulting Relationship.  Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise the Option, but only within such period of time as is specified in the Notice of Grant or Option Agreement, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant or Option Agreement). In the absence of a specified time in the Notice of Grant or Option Agreement, the Option shall remain exercisable for three months following the Optionee's termination of Continuous Status as an Employee or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed three (3) months from the date of termination; in the case of a Nonstatutory Stock Option, such period of time shall not exceed twenty-four
(24) months from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise the entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise the Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

   (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within (i) for discretionary stock options, six (6) months or such other period of time not exceeding twelve (12) months, as is specified in the Notice of Grant or Option Agreement, or (ii) for automatic stock option grants to Outside Directors, six (6) months from the date of such termination. Any such Options may only be exercised to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant or Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

   (d) Death of Optionee.  In the event of the death of an Optionee:

        (i) during the term of the Option who is at the time of his death an of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status an Employee or Consultant for twelve (12) months after the date of death; or

        (ii) within thirty (30) days after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months





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following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

   (e) Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

 13. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

  14. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

   (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

   (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, with respect to discretionary Options granted under the Plan (but not with respect to Options granted to Outside Directors) the Board may, in the exercise of its sole discretion in such instances, declare that any such Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

   (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each





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outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to a discretionary Option granted under the Plan (but not with respect to Options granted to Outside Directors), the Administrator may, in the exercise of its sole discretion and in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise such Option as to all of the Optioned Stock, including as to Shares which would not otherwise be exercisable. With respect to Options granted to Outside Directors on or after the Effective Date of the Plan, in the event that the successor corporation does not agree to assume such Options or to substitute equivalent options, each such outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable, unless the Board, in its discretion, determines otherwise. With respect to Options granted to Outside Directors prior to the Effective Date of the Plan, in the event that the successor corporation does not agree to assume such Options or to substitute equivalent options, such Options shall terminate.

 If the Administrator makes a discretionary Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

 For the purposes of this subsection, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

 15. Option Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

 16.  Amendment and Termination of the Plan.

   (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.





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   (b) Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Sections 422 and 424 of the Code (or any successor rules or statutes or other applicable laws, rules or regulations, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

   (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

 17.  Conditions Upon Issuance of Shares.

   (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

   (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

 18.  Liability of Company.

   (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

   (b) Option Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 16(b) of the Plan.

 19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

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